UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/29/2008

VARSITY GROUP INC
(Exact name of registrant as specified in its charter)

Commission File Number:  000-28977

DE	54-1876848
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2677 Prosperity Ave., Suite 250
Fairfax, VA 22031
(Address of principal executive offices, including zip code)

202.349.1242
(Registrant’s telephone number, including area code)

Former address:

1300 19th Street NW, 8th Floor Washington, DC 20036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Merger Agreement

As previously disclosed in a Form 8-K filed on February 25, 2008, on February 22, 2008, VGI Holdings Corp. ("Parent"), VGI Acquisition Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), and Varsity Group Inc. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Note Regarding Merger Agreement

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Parent and Merger Sub, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Parent or Merger Sub.

Loan Agreement and Warrant

As previously disclosed in a Form 8-K filed on February 25, 2008, the Company entered into an Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement (the "New Loan Agreement") with VGI Financial Corp., an affiliate of Parent ("VGI Finance"), and certain wholly-owned subsidiaries of the Company (together with the Company, the Borrowers). A copy of the New Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

As previously disclosed in a Form 8-K filed on February 25, 2008, the Company has issued a warrant to VGI Finance. A copy of the Warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Employment Agreements

As previously disclosed in a Form 8-K filed on February 25, 2008, the Compensation Committee of the Board of Directors of the Company approved employment agreements with James M. Craig, the Company's Chief Executive Officer, President and Chief Financial Officer, and John P. Griffin, the Company's Chief Accounting Officer and Vice President of Finance. A copy of the employment agreement with each of Messrs. Craig and Griffin are attached hereto as Exhibit 10.2 and 10.3, respectively, and is incorporated herein by reference.

Cautionary Statements

Statements in this filing that are not statements of historical fact may include forward looking statements. Any such forward-looking statements are subject to risks and uncertainties. Such forward-looking statements include statements concerning the completion of the transactions contemplated by the Merger Agreement, including the Merger and the timing thereof and the business opportunities afforded by the Merger. Important factors that may cause actual results to differ include risks that could prevent or delay the closing of the transaction, including satisfaction of conditions to closing an acquisition transaction of this type, such as acceptance of the offer by holders of a sufficient number of Shares. For a discussion of other risks facing the Company's business, please refer to the documents filed by the Company with the United States Securities and Exchange Commission from time to time.

Additional Information

The tender offer described in this announcement has not yet been commenced. The information set forth above about the tender offer is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. At the time the tender offer is commenced, Merger Sub intends to file with the SEC a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer, and the Company intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. In connection with the proposed Merger, the Company expects to file with the SEC a proxy statement, if required by law. These documents will contain important terms and information about the tender offer and the merger and shareholders are urged to read them carefully before deciding whether to tender shares in the offer. The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of tenders or proxies from stockholders. Information concerning the interests of the Company's participants in the solicitation is set forth in the Company's most recent proxy statement and other public filings with the SEC, and will be set forth in the Company's Schedule 14D-9. Information concerning the participants' interests will also be set forth in the Company's proxy statement relating to the Merger, if a proxy statement is required to be filed in connection with the Merger.

Investors will be able to obtain without charge a copy of these documents and other documents filed with the SEC on the SEC's website at www.sec.gov. In addition, investors will be able to obtain a free copy of these documents, once filed with the SEC, by contacting the information agent for the tender offer to be identified in the tender offer documents. Also, free copies of the documents filed by the Company can be obtained by contacting Varsity Group Inc., Attention: Investor Relations, 2677 Prosperity Ave, Suite 250, Fairfax, Virginia 22031.

Item 9.01.    Financial Statements and Exhibits

2.1 - Agreement and Plan of Merger, dated February 22, 2008, by and among VGI Holdings Corp., VGI Acquisition Corp. and Varsity Group Inc.

4.1 - Warrant, dated February 22, 2008, issued by Varsity Group Inc. in favor of VGI Financial Corp.

10.1 - Amended and Restated Revolving Line of Credit Loan Agreement and Security Agreement, dated February 22, 2008, by and among VGI Financial Corp., Varsity Group Inc. and certain wholly-owned subsidiaries of Varsity Group Inc.

10.2 - Employment Agreement, dated February 22, 2008, by and between James Craig and Varsity Group Inc.

10.3 - Employment Agreement, dated February 22, 2008, by and between John P. Griffin and Varsity Group Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARSITY GROUP INC

Date: February 29, 2008	By:	/s/ John P. Griffin
John P. Griffin
Chief Accounting Officer & VP of Finance

Exhibit Index

Exhibit No.	Description
EX-10.2	Jim Craig Employment Agreement
EX-10.1	Loan Agreement
EX-4.1	Warrant
EX-2.1	Merger Agreement
EX-10.3	John P. Griffin Employment Agreement